SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, DC 20549

                                    FORM 8-K/A

                                 (Amendment No. 1)

                                  CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                        Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported) : August 8, 1996




                                     RTI INC.

              (Exact name of registrant as specified in its charter)




            NEW YORK                 0-5887              11-2163152
   ---------------------------     ------------      -------------------
  (State or other jurisdiction     (Commission        (I.R.S. Employer
      of incorporation)            file number)      Identification No.)





                108 Lake Denmark Road, Rockaway, New Jersey, 07866
                ---------------------------------------------------
                (Address of principal executive offices) (Zip Code)




        Registrant's telephone number, including area code: (201) 625-8400




           (Former name or former address, if changed since last report)


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Item 2.     Acquisition or Disposition of Assets

      On August 8, 1996 (the "Closing Date"), RTI Inc. ("RTI") consummated the transactions (the "SGI Transaction") contemplated by the terms of the previously disclosed Asset Acquisition Agreement (the "Acquisition Agreement"), dated as of February 26, 1996, between RTI and SteriGenics International ("SGI"), information with respect to which was previously reported by RTI in its definitive proxy statement (the "Proxy Statement") for its Annual Meeting held on August 6, 1996, which was filed with the Securities and Exchange Commission on June 28, 1996.

      As previously disclosed in the Proxy Statement, on the Closing Date and as part of the SGI Transaction, RTI and SGI entered into a lease (the "Lease") for a portion of RTI's property in Rockaway, New Jersey (the "Leased Property"). In order to obtain certain assurances from the New Jersey Department of Environmental Protection (the "NJDEP"), SGI provided the NJDEP with a $500,000 letter of credit (the "L/C") to secure certain obligations of RTI to complete the environmental remediation on the Leased Property. In connection therewith, RTI has agreed that if the NJDEP has not voluntarily reduced the L/C by at least $40,000 by August 1, 1998, and by at least such amount by each anniversary thereafter through the end of the initial term of the Lease, RTI will provide a letter of credit to the NJDEP in the amount of such deficiency. RTI also has granted SGI a right to set off the rental payments on the Lease in the event that the NJDEP draws down on the L/C and RTI fails to reimburse SGI therefor or if RTI otherwise commits certain defaults on its obligations to complete the environmental remediation on the site.
In the event that SGI elects not to renew the Lease, SGI has agreed to continue to provide to the NJDEP a letter of credit in an amount of up to $300,000 and RTI has agreed to keep in effect its letter of credit for up to the lesser of $200,000 or the amount then required by the NJDEP. The foregoing information with respect to the Lease is qualified in its entirety by the complete text of the Lease, a copy of which is filed as an exhibit hereto and is incorporated herein by reference.

Item 5.     Other Events

      On August 6, 1996, RTI held its 1996 Annual Meeting of
Shareholders, at which time each of the four incumbent directors of the Company who had been nominated by the Board of Directors for reelection as a director of RTI was re-elected as a director. The votes cast were as follows:

                            FOR              AGAINST            WITHHELD
Sanders Davies           1,111,545            17,754               51
C. W. McMillan           1,111,582            17,717               51
Theo W. Muller           1,115,692            13,607               51
George M. Whitmore, Jr.  1,111,619            17,680               51




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      At the Annual meeting, two additional proposals were voted upon as follows:

      (i) Proposal to sell substantially all of RTI's assets to SGI and to take such further action in connection therewith as necessary or desirable:

              FOR                    AGAINST             ABSTAIN

          905,050                   23,722               8,613

      (ii) Proposal to ratify BDO Seidman, LLP as the independent auditors for the fiscal year ending December 31, 1996:

            FOR                    AGAINST             ABSTAIN

        1,098,291                    1,956               9,053

Item 7.     Financial Statements and Exhibits

      (a) Financial Statements of Businesses Acquired - not applicable

      (b)   Pro Forma Financial Information

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

      The following unaudited pro forma condensed consolidated financial statements are based upon RTI's consolidated historical financial statements and have been adjusted to give effect to the SGI Transaction. The unaudited pro forma condensed consolidated balance sheet of RTI combines RTI's consolidated balance sheet as of June, 30, 1996 (unaudited) with certain adjustments described in the accompanying notes, as if the SGI Transaction had occurred on June, 30, 1996. The unaudited pro forma condensed consolidated statements of operations for the six months ended June, 30, 1996 and the year ended December 31, 1995 combine RTI's consolidated statements of operations for the six months ended June 30, 1996 (unaudited) and the year ended December 31, 1995 with certain adjustments described in the accompanying notes as if the SGI Transaction had occurred at the beginning of the fiscal period.

      The unaudited pro forma condensed consolidated financial statements do not purport to represent RTI's actual results had the SGI Transaction occurred on the dates indicated or for any future period or date. The pro forma adjustments described in the accompanying notes give effect to available information and assumptions that RTI management believes are reasonable. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with RTI's historical consolidated financial statements contained in RTI's Annual Report on Form 10-
KSB/A for the fiscal year ended December 31, 1995, and RTI's
Quarterly Report on Form 10-QSB/A for the six month period ended
June 30, 1996 and the notes thereto.

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                                   RTI INC.
               Condensed Consolidated Balanced Sheet (unaudited)
                                June 30, 1996
                                (in thousands)

                                            Pro Forma
                              RTI Inc. &   Adjustments      Pro Forma,
Description                  Subsidiaries    (Note 1)       as adjusted
---------------------------  ------------  -----------      -----------
ASSETS:
Current:
  Cash and cash equivalents          $27       $4,703   (a)     $4,010
                                                 (236)  (a)
                                                   16   (d)
                                                   75   (d)
                                                 (575)  (b)
  Accounts receivable,
   net of allowance                  646         (646)  (a)          0
  Prepaid expenses and other          51          (22)  (a)         29
  Restricted deposits                 16          (16)  (d)          0
                               ----------   ----------       ----------
    TOTAL CURRENT ASSETS             740        3,299            4,039

Property, plant, equipment
 and Cobalt 60, net                7,204       (6,707)  (a)        497
Certificates of financial
 assurance                           150          (75)  (d)         75
Deferred financing costs              31          (31)  (a)          0
Other assets                          82                            82
                               ----------   ----------       ----------
    TOTAL ASSETS                  $8,207      ($3,514)          $4,693
                               ==========   ==========       ==========

LIABILITIES:
Current:
  Current portion of long
   term debt                        $962        ($862)  (a)       $100
  Accounts payable                   187          (58)  (a)        129
  Accrued expenses                   541         (176)  (b)        267
                                                  (98)  (a)
  Current portion of
   preferred stock                   236         (236)  (a)          0
                               ----------   ----------       ----------
    TOTAL CURRENT LIABILITIES      1,926       (1,430)             496

Long-term debt, net of
 current portion                   1,957       (1,703)  (a)        254
Other liabilities                  1,179         (544)  (b)        635
                               ----------   ----------       ----------
    TOTAL LIABILITIES              5,062       (3,677)           1,385

Stockholders' Equity:
  Common stock                        88                            88
  Additional paid in capital      16,054                        16,054
  Deficit                        (12,997)         145   (b)    (12,834)
                                                   18   (c)
                               ----------   ----------       ----------
    TOTAL STOCKHOLDERS' EQUITY     3,145          163            3,308
                               ----------   ----------       ----------
    TOTAL LIABILITIES &
       STOCKHOLDERS' EQUITY       $8,207      ($3,514)           $4,693
                               ==========   ==========       ===========

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                                          RTI INC.
                 Condensed Consolidated Statement of Operations (unaudited)
                            For the Year Ended December 31, 1995
                           (in thousands, except loss per share)


                                            Pro Forma

                            RTI Inc. &     Adjustments       Pro Forma,
Description                 Subsidiaries     (Note 2)       as adjusted
-------------------------  -------------  ------------      -------------

Net sales                       $4,352       ($4,352)   (a)          $0
Cost of sales                    2,922        (2,922)   (a)           0
                           -------------  ------------      -------------

   GROSS PROFIT                  1,430        (1,430)                 0

Operating expenses:
  Selling, general and
   administrative                1,556        (1,406)   (a)         150
  Expenses of Rockaway
   Industrial Park, Parcel I        76                               76
  Environmental investigation      224                              224
                           -------------  ------------      -------------

   LOSS FROM OPERATIONS           (426)          (24)              (450)

Investment income                   10                               10
Other interest expense            (260)          260    (c)           0
Other income (expense)             151            77    (b)         228
                           -------------  ------------      -------------

Net loss                         ($525)         $313              ($212)
                           =============  ============      =============

Pro forma net loss per share                                     ($0.20)
                                                            =============

Pro forma weighted average shares outstanding                     1,077
                                                            =============

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                                          RTI INC.
                 Condensed Consolidated Statement of Operations (unaudited)
                           For the Six Months Ended June 30, 1996
                          (in thousands, except income per share)



                                            Pro Forma
                            RTI Inc. &     Adjustments       Pro Forma,
Description                 Subsidiaries     (Note 2)       as adjusted
-------------------------  -------------  ------------      -------------

Net sales                       $2,313       ($2,313)   (a)          $0
Cost of sales                    1,510        (1,510)   (a)           0
                           -------------  ------------      -------------

   GROSS PROFIT                    803          (803)                 0

Operating expenses:
  Selling, general and
   administrative                  815          (740)   (a)          75
  Expenses of Rockaway
   Industrial Park, Parcel I        48                               48
  Environmental investigation      480                              480
                           -------------  ------------      -------------

   LOSS FROM OPERATIONS           (540)          (63)              (603)

Investment income                    6                                6
Other interest expense            (127)          127    (c)           0
Other income (expense)             594            39    (b)         633
                           -------------  ------------      -------------

Net (loss) income                 ($67)          103                $36
                           =============  ============      =============

Pro forma net income per share                                    $0.03
                                                            =============

Pro forma weighted average shares outstanding                     1,081
                                                            =============





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                           NOTES TO PRO FORMA CONDENSED
                         CONSOLIDATED FINANCIAL STATEMENTS


1. Pro forma adjustments giving effect to the consumation of the SGI Transaction on August 8, 1996 in the unaudited pro forma condensed consolidated balance sheet, reflect the following:

      a. The decrease in the assets and liabilities of RTI was a result of RTI selling to SGI substantially all of its assets (the "Purchased Assets") (other than cash items and RTI's facilities and real estate in Rockaway, NJ), and SGI assuming the stated liabilities ("Assumed Liabilities") of RTI (other than liabilities associated with the Rockaway property) for a purchase price equal to $18,000, plus the net book value of the Purchased Assets, minus the book value of the Assumed Liabilities. The increase in cash of $4,703,000 was a result of the purchase price being equal to $18,000, plus the net book value of the Purchased Assets (approximately $7,413,000), minus the book value of the Assumed Liabilities (approximately $2,728,000). The decrease in cash of $236,000 was a result of SGI surrendering the shares of RTI's Series A Preferred Stock for a credit of $236,000 against the purchase price.

      b. The decrease in cash of $575,000, in accrued expenses of $176,000, in other liabilities of $544,000 and in accumulated deficit of $145,000, was a result of the payment by RTI to the NJDEP of $575,000 in full satisfaction of financial obligations up to June 30, 1996 under a 1992 NJDEP Administrative Consent Order, as amended.

      c. A decrease of $163,000 in the accumulated deficit, as a result of (i) a gain of $18,000 from the purchase price being $18,000 in excess of the net book value of the Purchased Assets minus the book value of the Assumed Liabilities (see note 1(a)) and; (ii) a gain of $145,000 resulting from settlement of outstanding NJDEP obligations (see note 1(b)).

      d. The increase in cash was a result of the release of a restricted deposit relating to NJDEP obligations of approximately $16,000 and the release of one certificate of financial assurance totaling $75,000 as the certificate was no longer required following the issuance of operating licenses to SGI.


2. Pro forma adjustments giving effect to the consumation of the SGI Transaction on August 8, 1996 in the unaudited pro forma condensed consolidated statements of operations reflect the following:


                                        -7-
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      a.  The elimination of sales, cost of sales and the majority of selling, general and administrative expenses of RTI. The remaining annual general and administrative expenses of RTI after the SGI Transaction are estimated to be approximately
      $150,000.

      b. The increase in other income of $77,000 for the year ended December 31, 1995 and $39,000 for the six months ended June 30, 1996, respectively, as a result of the net lease to SGI of that portion of the property on which the Rockaway facility is located.

      c. The decrease in other interest expense as a result of SGI assumption of the City of Salem Municipal Port Authority, Port Development Bonds and the outstanding debt associated with Cobalt 60 purchases and leases and the elimination of short-term borrowings.

      NOTE:   The pro forma condensed consolidated statements of
      operations do not reflect (i) income of approximately $145,000 resulting from the elimination of excess reserves upon the $575,000 payment to the NJDEP in full satisfaction of NJDEP financial obligations up to June 30, 1996 under a 1992 NJDEP administrative consent order, as amended; and (ii) interest income from the investment of cash received upon consummation of the SGI Transaction.




      (c)   Exhibits

            1. Asset Acquisition Agreement, dated as of February 26, 1996, between SteriGenics International and RTI Inc.
      (incorporated by reference; filed as an exhibit to RTI's Annual Report on Form l0-KSB for its fiscal year ended December 31,
      1995).

            2. Lease Agreement, dated as of August 8, 1996, between SteriGenics East Corporation, a wholly-owned subsidiary of SteriGenics International, and RTI Inc.



                                        -8-

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                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    RTI INC.


                                    By: /s/ Theo Muller
                                       Theo Muller
                                       President and Chief
                                       Executive Officer



Date: September 12, 1996








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